EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Dais Analytic Corporation, (the "Company") for the period ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, that to our knowledge:

(1)	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 22, 2017	By:	/s/ Timothy N. Tangredi
Timothy N. Tangredi
President, Chief Executive Officer and Principal Executive Officer

Date: May 22, 2017	By:	/s/ Timothy N. Tangredi
Timothy N. Tangredi
Principal Financial Officer